Exhibit 99
                                  ----------

                                CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350
           ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report on Form 10-QSB of Hallmark Financial Services, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), and pursuant to 18 U.S.C. 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify as follows:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)  The information contained  in the Report  fairly presents, in  all
           material  respects,  the  financial   condition  and  results   of
           operations of the Company.



 Dated:    October 31, 2002    /s/ Linda H. Sleeper
                               -----------------------
                               Linda H. Sleeper
                               Chief Executive Officer


 Dated:    October 31, 2002    /s/ John J. DePuma
                               -----------------------
                               John J. DePuma
                               Chief Financial Officer